                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                              __________________


                                   FORM 8-K


                          CURRENT REPORT PURSUANT TO
                          SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):  September 16, 1997
                                                        ------------------



                        Choice Hotels Franchising, Inc.
                   -----------------------------------------
                         (Exact Name of Registrant as
                             Specified in Charter)



         Delaware                                              52-1209792
      ---------------                                     -------------------
      (State or Other                                        (IRS Employer
      Jurisdiction of                                     Identification No.)
      Incorporation)



                              10750 Columbia Pike
                        Silver Spring, Maryland  20901
                        ------------------------------
                             (Address of Principal
                              Executive Offices)


                                (301) 979-5000
                         ----------------------------
                            (Registrant's telephone
                         number, including area code)
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ITEM 5.   Other Events
          ------------

          Choice Hotels International, Inc. ("Choice") announced on September 16, 1997 that, at its Annual Meeting of Stockholders held on such date, Choice stockholders approved the separation of its franchising business from its hotel real estate business via a spin-off of its wholly owned subsidiary, Choice Hotels Franchising, Inc. ("Franchising"). The Choice Board has set October 15, 1997 as the date on which Choice stockholders of record at the close of business on October 7, 1997 (the Record Date) will receive a pro rata distribution of
                                                    --- ----
Franchising common stock. The Franchising spin-off remains subject to the satisfaction or waiver prior to the Record Date of certain conditions. At the time of the Franchising spin-off, Franchising will assume the name "Choice Hotels International, Inc." and Franchising common stock is expected to trade on the New York Stock Exchange under the ticker symbol "CHH." At such time, Choice will assume the name "Sunburst Hospitality Corporation" and Sunburst common stock is expected to trade on the New York Stock Exchange under the ticker symbol "SNB".

          Choice also announced that its stockholders approved a one-for-three reverse stock split of Choice's common stock which will be effected immediately following the Franchising spin-off. As a result, the outstanding shares of Sunburst (formerly, Choice) common stock will be reduced from approximately 60 million shares to approximately 20 million shares. The reverse stock split will not affect Franchising which is expected to have approximately 60 million shares outstanding upon consummation of the Franchising spin-off.

          The press release issued by Choice and filed as Exhibit 99.1 hereto is incorporated herein by reference.

          Additionally, Franchising's Registration Statement on Form 10 under the Securities Exchange Act of 1934, covering Franchising common stock was declared effective by the Securities and Exchange Commission on September 26, 1997.


ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

     (c)  Exhibits
          --------

          99.1    Press Release dated September 16, 1997.

ITEM 8.   Change in Fiscal Year
          ---------------------

          On September 16, 1997, the Choice Board of Directors determined to change Choice's fiscal year-end from May 31 to December 31, effective December 31, 1997. Choice intends to file a Transition Report on Form 10-K for the seven month transition period ended December 31, 1997.

          Additionally, on September 16, 1997, the Franchising Board of Directors determined to change Franchising's fiscal year-end from May 31 to December 31, 1997. Franchising intends to file a Transition Report on Form 10-K for the seven month transition period ended December 31, 1997.


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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Choice Hotels Franchising, Inc.



                                   By:   /s/ James A. MacCutcheon
                                        ------------------------------
                                             James A. MacCutcheon
                                             Executive Vice President,
                                             Chief Financial Officer
                                             and Treasurer



Date:  October 1, 1997

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